UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT




  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)    October 21, 1998
                                                   ----------------------


                       COLONIAL DOWNS HOLDINGS, INC.
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          (Exact name of registrant as specified in its charter)


         VIRGINIA                      333-18295                54-1826807
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(State or other jurisdiction          (Commission             (IRS Employer
    of incorporation)                  File Number)         Identification No.)


          10515 Colonial Downs Parkway, New Kent, Virginia  23124
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                 (Address of principal executive offices)

   Registrant's telephone number, including area code   (804) 966-7223
                                                       ----------------

      (Former name or former address, if changed since last report.)

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ITEM 5.    OTHER EVENTS

Strategic Financial Plan

After the monthly Virginia Racing Commission meeting on October 21, 1998, Jeffery P. Jacobs, Colonial Downs Holdings, Inc.'s (the "Company") President and Chief Executive Officer, announced that in the next 60 days the Company expects to announce a strategic plan designed to improve the Company's financial condition. In preparing the plan, the Company is considering all options including reorganization under Chapter 11. Mr. Jacobs also announced that the Company will seek the support of stakeholders in the Virginia horse industry including the Virginia Racing Commission and horsemen's groups to pursue a legislative amendment to the law that requires the Company to race 150 days a year by the year 2002. Mr. Jacobs stated that, "The law, in its present form, impedes increasing the number of live race days in Virginia because it is an impediment to raising additional capital and consequently the expansion of the Virginia horse industry. It has the exact opposite effect on the growth of live racing that it was intended to have. I am hopeful of potential legislative support because Colonial Downs means jobs, economic development, tourism and tax revenue to the citizens of Virginia."

Referendum

The Company also announced that it is unlikely to seek a referendum for an additional racing center in the short-term. Mr. Jacobs stated, "I understand political winds, and the current political winds are not conducive to passing a racing center referendum in Virginia. However, I will continue to explore other investment opportunities on behalf of Colonial Downs that will allow us to grow our number of live thoroughbred race days."

Earnings Forecast

The Company is compiling its 3rd quarter earnings results and warned that earlier predictions of a loss of $4-6 million for 1998 appear to be consistent with 3rd quarter results.

New Director of Marketing

Darrell Wood has been appointed as the new Director of Marketing. Wood had served as the Director of Public Relations for Colonial Downs and served in a similar position at Buffalo Raceway in Buffalo, New York before coming to Colonial Downs in the spring of 1998.

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

Forward-Looking Statements

      Statements regarding anticipated financial plans, referenda, the opening of additional racing centers, earnings and certain other statements contained in this report are forward-looking statements and, as such, involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance, or achievements, expressed or implied by such forward-looking statements. Such potential risks, uncertainties, and factors include, but are not limited to, acts by parties outside the control of the Corporation, including the Virginia Racing Commission, political trends, risks of construction delays, and governmental regulation, including licensing of additional racing centers. The forward-looking statements contained herein speak only as of the date of this report.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                              COLONIAL DOWNS HOLDINGS, INC.


October 30, 1998                 /s/ Ian M. Stewart
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Date                          Ian M. Stewart, Chief Operating Officer


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